EXHIBIT 32.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of First Cash Financial Services, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip E. Powell, Chief Executive Officer of the Company, and R. Douglas Orr, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, as amended; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Date:  August 7, 2003


 /s/ PHILLIP E. POWELL
 --------------------------------------
 Phillip E. Powell
 Chief Executive Officer


 /s/ R. DOUGLAS ORR
 --------------------------------------
 R. Douglas Orr
 Chief Financial Officer